                           DEFINED ASSET FUNDS--REGISTERED TRADEMARK--
                           ----------------------------------------------------

                           EQUITY INVESTOR FUND
                           SELECT SERIES
                           INSTITUTIONAL HOLDINGS PORTFOLIO
                           2000 SERIES A
                           (A UNIT INVESTMENT TRUST)
                           -  SELECTION FROM STOCKS MOST WIDELY HELD BY
                              INSTITUTIONAL INVESTORS

SPONSORS:
MERRILL LYNCH,             -----------------------------------------------------
PIERCE, FENNER & SMITH     The Securities and Exchange Commission has not
INCORPORATED               approved or disapproved these Securities or passed
PRUDENTIAL SECURITIES      upon the adequacy of this prospectus. Any
INCORPORATED               representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated March 1, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds-SM-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
  - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
  - Fixed Portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
  - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
  - Professional Research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
  - Ongoing Supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, risk tolerance or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

CONTENTS
                                         PAGE
                                         ----
Risk/Return Summary....................     3
What You Can Expect From Your
  Investment...........................     7
  Income...............................     7
  Records and Reports..................     7
The Risks You Face.....................     7
  Concentration Risk...................     7
  Litigation and Legislation Risks.....     8
Selling or Exchanging Units............     8
  Sponsors' Secondary Market...........     8
  Selling Units to the Trustee.........     9
  Rollover/Exchange Option.............     9
How The Fund Works.....................    10
  Pricing..............................    10
  Evaluations..........................    10
  Income...............................    11
  Expenses.............................    11
  Portfolio Changes....................    12
  Portfolio Termination................    12
  No Certificates......................    13
  Trust Indenture......................    13
  Legal Opinion........................    13
  Auditors.............................    13
  Sponsors.............................    14
  Trustee..............................    14
  Underwriters' and Sponsors'
    Profits............................    14
  Public Distribution..................    14
  Code of Ethics.......................    15
  Year 2000 Issues.....................    15
  Advertising and Sales Material.......    15
Taxes..................................    16
Supplemental Information...............    17
Financial Statements...................    18
  Report of Independent Accountants....    18
  Statement of Condition...............    18

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1.  WHAT IS THE PORTFOLIO'S OBJECTIVE?
  - The Portfolio seeks capital appreciation by investing for a period of about one year in a fixed portfolio of 20 common stocks from the Amex Institutional Index, excluding utilities, if any.

     You can participate in the Portfolio by
     purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of dividend income.

 2.  WHAT IS THE PORTFOLIO'S INVESTMENT
     STRATEGY?
  -  To select the 20 Portfolio stocks, we
     first began with the Amex Institutional
     Index (excluding utilities, if any), a
     capitalization-weighted index of the 75
     stocks most widely held among
     professionally managed institutional
     portfolios with market values in excess of $100 million. While there can be no guarantee of results, the strategy is designed to produce a balanced portfolio of quality, large-cap stocks.

  -  We then applied a proprietary screening
     process that consists of the following
     four individual tests which focus on
     technical and fundamental factors to
     produce the Portfolio stocks.
     (1) Price Momentum: We selected the
     highest half of the universe based on
         1-year price return. We then ranked
         the selected stocks based on the
         greatest 1-year return improvement
         (current year return--prior year
         return).
     (2) Recovery: We chose the lowest half of the universe based on 3-year returns. We ranked the selected stocks based on 1-
         year price return.
     (3) Dividend Yield: We chose the highest half of the universe based on dividend yield. We then ranked the selected
         stocks based on 1-year price return.
     (4) Price to Earnings Ratios: We chose
     stocks with the lowest price to earnings ratio and ranked them based on 1-year price return.

  - The final portfolio is chosen by selecting the top ranked stock in each category in the following order: Momentum; Recovery;
     Dividend Yield; and Price/Earnings. The
     process is repeated until 20 stocks have been selected. If a stock in a particular category has already been selected for the Portfolio, the category in which the duplicate appears is skipped, and a stock is chosen from the next category that does not contain a duplicate.

  -  We plan to hold the stocks in the
     Portfolio for about one year. At the end of the year, we will liquidate the Portfolio and intend to apply the same
     Strategy to select a new portfolio, if
     available.

  -  Each Select Series Institutional Holdings
     Portfolio is designed to be part of a
     longer term strategy. We believe that more consistent results are likely if the Strategy is followed for at least three to five years, but you are not required to stay with the Strategy or to roll over your investment. You can sell your units at any time.

 3.  WHAT INDUSTRIES ARE REPRESENTED IN THE
     PORTFOLIO?
     Based upon the principal business of each issuer and current market values, the Portfolio represents the following industries:

     Oil Services                           26%
     Computers                            15
     Diversified Financial Services          14
     Diversified Manufacturing Operations  10
     Electronic Component-Semiconductors  10
     Enterprise/Network Products
     and Software                        10
     Chemical Products                     5
     Cosmetics & Toiletries                 5
     Telecommunications                    5

 4.  WHAT ARE THE SIGNIFICANT RISKS?
     YOU CAN LOSE MONEY BY INVESTING IN THE
     PORTFOLIO. THIS CAN HAPPEN FOR VARIOUS
     REASONS, INCLUDING:

  -  Each screen of the quantitative, multi-
     disciplined stock selection process
     involves an element of momentum. Momentum strategies have historically underperformed in down markets.

  -  Stock prices can be volatile.

  -  The Portfolio has invested in a limited
     subset of index stocks, and therefore
     Portfolio performance may not keep pace
     with index performance to the extent the index is driven by stocks not held in the Portfolio.

  - Because the Portfolio is concentrated in stocks of the oil industry, adverse developments in this industry may affect the value of the units.

--------------------------------------------------------------------------------
                               Defined Portfolio
-------------------------------------------------------------------

Equity Investor Fund
Institutional Holdings Portfolio 2000 Series A
Defined Asset Funds

                                                                             PRICE
                                        TICKER          PERCENTAGE         PER SHARE            COST
NAME OF ISSUER                          SYMBOL       OF PORTFOLIO (1)    TO PORTFOLIO     TO PORTFOLIO (2)
-----------------------------------------------------------------------------------------------------------
 1. American Express Company              AXP                5.07%         $  134.1875     $   17,444.38

 2. BP Amoco PLC+                         BPA                5.06              47.0000         17,390.00

 3. Cisco Systems, Inc.*                 CSCO                5.00             132.1875         17,184.38

 4. Citigroup, Inc.                        C                 4.36              51.6875         14,989.38

 5. Du Pont (E.I.) De Nemours &
   Company                                DD                 4.99              50.5000         17,170.00

 6. Exxon Mobil Corporation               XOM                5.26              75.3125         18,075.00

 7. Hewlett-Packard Company               HWP                5.09             134.5000         17,485.00

 8. Honeywell International, Inc.         HON                5.04              48.1250         17,325.00

 9. Intel Corporation                    INTC                5.26             113.0000         18,080.00

10. International Business Machines
   Corporation                            IBM                5.05             102.0000         17,340.00

11. Kimberly-Clark Corporation            KMB                5.11              51.6875         17,573.75

12. Minnesota Mining &
    Manufacturing Company                 MMM                5.13              88.1250         17,625.00

13. Morgan Stanley Dean Witter &
   Companies                              MWD                4.30              70.4375         14,791.88

14. Motorola, Inc.                        MOT                4.96             170.5000         17,050.00

15. Oracle Corporation*                  ORCL                5.18              74.2500         17,820.00

16. Royal Dutch Petroleum Company+        RD                 5.04              52.5000         17,325.00

17. Schlumberger Limited                  SLB                5.16              73.8750         17,730.00

18. Sun Microsystems, Inc.*              SUNW                4.99              95.2500         17,145.00

19. Texaco, Inc.                          TX                 5.11              47.4375         17,551.88

20. Texas Instruments, Inc.               TXN                4.84             166.5000         16,650.00
                                                          -------                          -------------
                                                           100.00%                         $  343,745.65
                                                          =======                          =============

----------------------------
(1) Based on Cost to Portfolio.
(2) Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on February 29, 2000, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
 * These stocks currently pay no dividends.

 + These issuers are foreign corporations; dividends, if any, will be subject to withholding taxes.


                          ----------------------------
The securities were acquired on February 29, 2000 and are represented entirely by contracts to purchase the securities. The Sponsors may have acted as an underwriter, manager or co-manager of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of the Sponsors may be an officer or director of one or more of the issuers of the securities in the Portfolio. The Sponsors may trade for their own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. The Sponsors, their affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.
                          ----------------------------

                   PLEASE NOTE THAT IF THIS PROSPECTUS IS USED AS A PRELIMINARY PROSPECTUS
                   FOR A FUTURE FUND IN THIS SERIES, THE PORTFOLIO WILL CONTAIN DIFFERENT
                   STOCKS FROM THOSE DESCRIBED ABOVE.

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY (CONTINUED)

  -  The proprietary screening process was
     performed on February 25, 2000, and the
     Portfolio is generally fixed. The Amex
     Institutional Index is rebalanced
     quarterly, and may otherwise change, and therefore the stocks in the Portfolio will not always reflect the current Amex
     Institutional Index. A subsequent
     application of the screens might yield
     different stocks.
  - The stocks in the Portfolio are weighted differently than they are in the Index, and therefore a particular stock or group of stocks may have a different impact on Portfolio returns than it would have on index returns.
  -  Dividend rates on the stocks or share
     prices may decline during the life of the Portfolio.
  - The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed, they may no longer be included in the Amex Institutional Index or they may be subject to sell recommendations from the Sponsors.

 5.  IS THIS PORTFOLIO APPROPRIATE FOR YOU?
     Yes, if you want capital appreciation.
     You will benefit from a professionally
     selected and supervised portfolio whose
     risk is reduced by investing in equity
     securities of different issuers in a
     variety of industries.

     The Portfolio is NOT appropriate for you if you are not comfortable with the Strategy or are unwilling to take the risk involved with an equity investment.
     It may not be appropriate for you if you are seeking preservation of capital or high current income.

 6.  WHAT ARE THE PORTFOLIO'S FEES AND
     EXPENSES?
     This table shows the costs and expenses
     you may pay, directly or indirectly, when you invest in the Portfolio.

     ESTIMATED ANNUAL OPERATING EXPENSES

                                       AS A %
                                         OF            AMOUNT
                                         NET         PER 1,000
                                       ASSETS          UNITS
                                       ------        ---------
                                       .089  %         $0.88
     Trustee's Fee
                                       .071  %         $0.70
     Portfolio Supervision,
     Bookkeeping and
     Administrative Fees
                                       .250  %         $2.48
     Creation and
     Development Fee
                                       .033  %         $0.33
     Other Operating Expenses
                                      -------          -----
                                       .443  %         $4.39
     TOTAL

     The Creation and Development Fee
     (estimated $0.00248 per unit)
     compensates the Sponsors for the
     creation and development of the
     Portfolio and is computed based on the
     Portfolio's average daily net asset
     value through the date of collection.
     This fee historically had been included
     in the sales fee.

     ORGANIZATION COSTS per 1,000 units                $1.60
     (deducted from Portfolio assets at
     the close of the initial offering
     period)

     INVESTOR FEES
                                                       2.50%
     Maximum Sales Fee (Load) on new
     purchases (as a percentage of $1,000
     invested)

     You will pay an up-front sales fee of
     approximately 1.00%, as well as a total
     deferred sales fee of $15.00 ($1.50 per 1,000 units deducted from the Portfolio's net asset value on June 1, June 15, July 1, 2000 and thereafter on the first of each month through February 1, 2001).

     EXAMPLE
     This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.
     The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same.
     Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year  3 Years  5 Years  10 Years
      $313    $757    $1,228    $2,527

     The aggregate fees and expenses will not exceed the applicable NASD limit which is 6.25% of the initial public offering price.

 7. HOW WOULD THE STRATEGY HAVE PERFORMED HISTORICALLY?


The following table compares hypothetical performance of the Strategy Stocks (but not of any actual Portfolio) with actual performance of the Amex Institutional Index(1) and the S&P 500 Index. The historic performance of this strategy is an important consideration in choosing to invest in this Portfolio. However, these results should not be the sole criteria for selecting this Portfolio. Each step of the stock selection process involves an element of momentum. Momentum strategies have historically underperformed in down markets; however, the market has not experienced a down period during the sixteen years shown below. In addition, the Portfolio is invested in a limited number of Index Stocks, and therefore its performance may not keep pace with Index performance to the extent the Index is driven by stocks not held in the Portfolio. This hypothetical performance is no assurance of future results of either the Strategy or any Portfolio.


             COMPARISON OF HYPOTHETICAL STRATEGY TOTAL RETURNS WITH


       ACTUAL AMEX INSTITUTIONAL INDEX AND S&P 500 INDEX TOTAL RETURNS(2)


        (STRATEGY FIGURES REFLECT DEDUCTION OF SALES FEES AND EXPENSES)



                                                            AMEX               S&P
                                                        INSTITUTIONAL          500
          YEAR                     STRATEGY(3)            INDEX(1)            INDEX
-------------------------         -------------         -------------         ------
          1984                        -0.05%                 4.90%              5.95%
          1985                        38.05                 31.07              31.43
          1986                        20.74                 19.69              18.37
          1987                        11.43                  6.58               5.67
          1988                         1.38                 13.78              16.58
          1989                        29.31                 33.19              31.11
          1990                         0.03                  0.55              -3.20
          1991                        33.50                 28.40              30.51
          1992                         4.86                  4.05               7.67
          1993                        24.49                  7.51               9.97
          1994                        -2.06                  2.61               1.30
          1995                        39.91                 39.69              37.10
          1996                        37.25                 26.22              22.69
          1997                        37.53                 34.01              33.10
          1998                        40.49                 38.71              28.34
          1999                        19.41                 25.83              20.89

         16 YEAR
AVERAGE ANNUALIZED RETURN             19.97                 19.03              18.25



                   AVERAGE ANNUALIZED RETURNS AS OF 12/31/99



         3 YEAR                       31.82%             32.74%         27.34%
         5 YEAR                       34.48              32.76          28.28
         10 YEAR                      22.30              19.84          18.07
         15 YEAR                      21.38              20.04          18.78


----------------------------

(1) The Amex Institutional Index is a capitalization weighted index of the 75 stocks most widely held as equity investments among institutional portfolios.

(2) To compute Total Returns, we add changes in market value and dividends that would have been received during the year, and divide the sum by the opening market value for the year. Return from a Portfolio will differ from constructed Strategy returns for several reasons including the following:

    - each Portfolio bears brokerage commissions in buying and selling stocks; Strategy returns do not reflect any commissions;

    - Strategy returns are for calendar years, while Portfolios begin and end on various dates;

    - units are bought and sold based on the closing stock prices on the exchange, while Portfolios may buy and sell stocks at prices during the trading day;

    - Portfolios may not be fully invested at all times; and

    - stocks in a Portfolio may not be weighted equally at all times.

(3) When we ranked the common stocks by dividend yields (as described on page
    3), we based the yields on the latest dividend and the stock price at the market opening on the first trading day of the year.

 8.  IS THE PORTFOLIO MANAGED?
     Unlike a mutual fund, the Portfolio is
     not managed and stocks are not sold
     because of market changes. The Sponsors
     monitor the portfolio and may instruct
     the Trustee to sell securities under
     certain limited circumstances. However,
     given the investment philosophy of the
     Portfolio, the Sponsors are not likely
     to do so.

 9.  HOW DO I BUY UNITS?

     The minimum investment is $250.

     You can buy units from the Sponsors and
     other broker-dealers. Some banks may
     offer units for sale through special
     arrangements with the Sponsors, although certain legal restrictions may apply. If you participate in certain eligible fee-based programs, you may be able to buy select Defined Asset Funds at a reduced sales charge. You generally cannot transfer units held through a fee-based program into a non-fee-based account. If you participate in the program for less than the minimum specified period, you may be charged an exit fee in accordance with the terms of the program. This may be a taxable event. Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch financial consultant.

     UNIT PRICE PER 1,000 UNITS       $999.90
     (as of February 29, 2000)

     Unit price is based on the net asset
     value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs shown on page 4, to which no sales fee has been applied.
     The Portfolio stocks are valued by the
     Trustee on the basis of their closing
     prices at 4:00 p.m. Eastern time every
     business day. Unit price changes every
     day with changes in the prices of the
     stocks.

10.  HOW DO I SELL UNITS?

     You may sell your units at any time to
     the Sponsors or the Trustee for the net
     asset value determined at the close of
     business on the date of sale, less any
     remaining deferred sales fee and the
     costs of liquidating securities to meet
     the redemption.
11.  HOW ARE DISTRIBUTIONS MADE AND TAXED?

     The Fund pays distributions of any
     dividend income, net of expenses, on the 25th of August, 2000 and January, 2001, if you own units on the 10th of those months. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio regardless of when you receive distributions and regardless of whether you reinvest your dividends in the Portfolio. A portion of the dividend payments may be used to pay expenses of the Portfolio. If you are a Corporate investor, you may be eligible for the dividends-received deduction if you satisfy the applicable holding period and other requirements. Distributions to foreign investors will generally be subject to withholding taxes.

12.  WHAT OTHER SERVICES ARE AVAILABLE?

     REINVESTMENT
     You may choose to reinvest your
     distributions into additional units of
     the Portfolio. You will pay only the
     deferred sales fee remaining at the time of reinvestment. Unless you choose reinvestment, you will receive your distributions in cash.

     EXCHANGE PRIVILEGES
     You may exchange units of this Portfolio for units of certain other Defined Asset
     Funds. You may also exchange into this
     Portfolio from certain other funds. We
     charge a reduced sales fee on exchanges.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

INCOME
The Portfolio will pay to you any income it has received two times during its life. Because the Portfolio generally pays dividends as they are received, individual income payments will fluctuate based upon the amount of dividends declared and paid by each issuer. Other reasons your income may vary are:
  - changes in the Portfolio because of additional securities purchased or sold;
  - a change in the Portfolio's expenses; and
  - the amount of dividends declared and paid.

There can be no assurance that any dividends will be declared or paid.

RECORDS AND REPORTS

You will receive:
- a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
- a final report on Portfolio activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INCOME RECEIVED DURING THE YEAR. PLEASE CONTACT YOUR TAX ADVISOR IN THIS REGARD.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

CONCENTRATION RISK

When stocks in a particular industry make up 25% or more of the Portfolio, it is said to be "concentrated" in that industry, which makes the Portfolio less diversified. This Portfolio, however, is not considered to be concentrated in any particular industry.

Here is what you should know about the Portfolio's concentration in stocks of the oil industry.
  - The risks associated with the production, refining and marketing of petroleum include, but are not limited to:
    -- production risk, I.E., fluctuations in production that may be affected by reserve levels, accidents, mechanical difficulties or adverse natural conditions such as weather and other acts of God, or by the inability to manage production costs;
    -- equipment and transportation risk;
    -- the condition of facilities, adequacy thereof to ensure continued
       production, need for modernization;
    -- condition of pipelines and vulnerability of other modes of transportation; and
    -- price risk in connection with volatility of world market prices for crude oil and refined petroleum products.
  - Crude oil and natural gas operations are subject to extensive laws regulating the discharge of materials into the environment or otherwise relating to the protection of the environment. Compliance with environmental requirements generally could have a material adverse effect upon the capital expenditures, earnings or competitive position of the Portfolio companies.
  - The market for crude oil and refined petroleum products is subject to price volatility and the business, financial condition, results of operations and prospects of the Portfolio companies depend to a large degree on the international prices for crude oil and refined petroleum products. Such prices have historically fluctuated widely and are affected by numerous factors including:
    -- the overall demand for and worldwide supply of crude oil and refined petroleum products;
    -- the availability and price of competing commodities;
    -- international economic trends;
    -- currency exchange fluctuations;
    -- expectations of inflation;
    -- actions of commodity markets participants; and -- consumption and demand patterns and political events in major oil producing and consuming nations.

The stability of oil prices will depend to a large extent on the continued cooperation of OPEC member nations and adherence to current production agreements. If OPEC cooperation were to break down, the price of oil could drop which would decrease the value of the Portfolio Securities, and in turn, your units.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:
  - reducing the dividends-received deduction; or
  - increasing the corporate tax rate resulting in less money available for dividend payments.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:
  - ADDING the value of the Portfolio Securities, cash and any other Portfolio assets;
  - SUBTRACTING accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may resell the units to other buyers or to the Trustee.

We have maintained a secondary market continuously for more than 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:
  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  - for any other period permitted by SEC order.

ROLLOVER/EXCHANGE OPTION

When this Portfolio is about to terminate, you may have the option to roll your proceeds into the next Institutional Holdings Portfolio if one is available.

If you hold your Units with the Sponsors and notify your financial adviser by March 7, 2001, your units will be redeemed and certain distributed securities plus the proceeds from the sale of the remaining distributed securities will be reinvested in units of a new Institutional Holdings Portfolio. If you decide not to roll over your proceeds, you will receive a cash distribution (or, if you so choose, an in-kind distribution) after the Portfolio terminates.

The Portfolio will terminate by April 11, 2001. You may, by written notice to the

Trustee at least ten business days prior to termination, elect to receive an in-kind distribution of your pro rata share of the Securities remaining in the Portfolio at that time (net of your share of expenses). Of course, you can sell your Units at any time prior to termination.

If your investment goals change and you continue to hold your Units, you may exchange units of this Portfolio any time before this Portfolio terminates for units of certain other Defined Asset Funds at a reduced sales fee. In addition, you may exchange into this Fund from certain other Defined Asset Funds. To exchange units, you should talk to your financial professional about what Portfolios are exchangeable, suitable and currently available.

We may amend or terminate the options to exchange your units or roll your proceeds at any time without notice.

HOW THE FUND WORKS

PRICING

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:
  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a charge of $15.00 per 1,000 units and is accrued in ten installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

EVALUATIONS

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

INCOME
- The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared at all.
- Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:
  - expenses for keeping the Portfolio's registration statement current;
  - Portfolio termination expenses and any governmental charges.
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors; and
  - costs of actions taken to protect the Portfolio and other legal fees and expenses;

The Sponsors are currently reimbursed up to 70 CENTS per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.


Amex receives a minimal annual fee from the Portfolio to cover its license to the Sponsors of the use of the trademarks and trade names "Amex" and other trademarks and trade names, and the Amex Holdings Index. "American Stock Exchange", "Amex" and "Amex Institutional Index" are trademarks of the American Stock Exchange, LLC, a subsidiary of the NASD, and have been licensed for use by Defined Asset Funds-Registered Trademark-. The Fund is not sponsored, managed, sold or promoted by the American Stock Exchange. The American Stock Exchange does not guarantee the accuracy or completeness of the Amex Institutional Index.


The Sponsor will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsor for the creation and development of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

The maximum sales fee is 2.50%. If you hold units in certain eligible accounts offered by the Sponsor, you will pay no sales fee. Employees and non-employee directors of the Sponsor may be charged a reduced sales fee of no less than $5.00 per 1,000 Units. If your aggregate sales fee is less than the deferred sales fee, you will be given additional units which will decrease the effective maximum sales fee to the amount shown below.

The maximum sales fee is effectively reduced if you invest as follows:

                      YOUR MAXIMUM SALES
   IF YOU INVEST:        FEE WILL BE:
   --------------     ------------------
Less than $50,000            2.50%
$50,000 to $99,999           2.25%
$100,000 to $249,999         1.75%
$250,000 to $999,999         1.50%
$1,000,000 or more           0.75%

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

PORTFOLIO CHANGES

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio.

We decide whether to offer for sale units that we acquire in the secondary market after reviewing:
  - diversity of the Portfolio;
  - size of the Portfolio relative to its original size;
  - ratio of Portfolio expenses to income; and
  - cost of maintaining a current prospectus.

If the Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

PORTFOLIO TERMINATION

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. Unless you choose to receive an in-kind distribution of securities, we will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

NO CERTIFICATES

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

TRUST INDENTURE

The Portfolio is a 'unit investment trust' governed by a Trust Indenture, a contract between the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsor).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
  - it fails to perform its duties;
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  - the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

If the Sponsors fail to perform their duties or become bankrupt the Trustee may:
  - remove them and appoint replacement Sponsors;
  - liquidate the Portfolio; or
  - continue to act as Trustee without the Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051
DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Bank of New York, Unit Trust Department, P.O. Box 974, Wall Street Division, New York, New York 10268-0974, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

The Underwriter receives sales charges when it sells units. The Sponsors also realize a profit or loss on deposit of the securities shown under Defined Portfolio. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

The Sponsors or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which they were a member.

The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

During the initial offering period, the Sponsors also may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsors experienced a loss of $117.60 on the initial deposit of the securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales charges and a gain or loss on subsequent deposits of securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Dealers will be entitled to the concession stated below on Units sold or redeemed.

                                              DEALER CONCESSION
                                                      AS
                                                A % OF PUBLIC
                        AMOUNT PURCHASED        OFFERING PRICE
                        ----------------      -----------------
                       Less than $50,000             2.00%
                       $50,000 to $99,999            1.80%
                       $100,000 to
                       $249,999                      1.45%
                       $250,000 to
                       $999,999                      1.25%
                       $1,000,000 and over           0.50%

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch has adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Portfolio and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the securities contained in the Portfolio. We cannot predict whether any impact will be material to the Portfolio as a whole.

ADVERTISING AND SALES MATERIAL

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline; how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Advertising and sales literature may contain cumulative past performance of the hypothetical Strategy, either in dollars or average annualized returns (changes in market prices with dividends reinvested at year ends) for various periods, compared to the Standard & Poor's 500 Index, the S&P Industrial Index, the Dow Jones Industrial Average and the Amex Institutional Index. Strategy figures reflect deduction of Portfolio sales charges and estimated expenses. Sales material may also illustrate hypothetical Strategy results of regular accumulations and withdrawals of specified sums and discuss possible tax savings.

While indexing attempts to mirror market trends, the Portfolio's screening process selects stocks from a major index for a combination of value, capital appreciation potential and current dividend income. Because of this disciplined screening process, investors are relieved of making individual buy and sell decisions.

Sales literature and articles may state research opinions on the economy and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each security in the Portfolio.

You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates. If you are a corporate investor, you may be eligible for the dividends received deduction if you satisfy the applicable holding period and other requirements. You should consult your tax adviser in this regard.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption), when you exchange your units for units of another Defined Asset Fund, or when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an "in-kind" distribution to you of your proportional share of the Portfolio securities. Your holding period for the distributed securities will include your holding period in your units.

If you elect to roll over your investment in the Portfolio, you will recognize gain or loss only with respect to your share of those securities that are not rolled over into the new portfolio. You will not recognize gain or loss with respect to your share of those securities that are rolled over and your basis in those securities will remain the same as before the rollover.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment which produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR TAX BASIS IN THE SECURITIES

Your aggregate tax basis in your units will be equal to the cost of the units, including the sales fee. Your aggregate tax basis in units that you hold as a result of a rollover from an earlier portfolio will equal your basis in securities that were rolled over from the previous portfolio plus the proceeds (other than proceeds that were paid to you) from the sale of securities from the portfolio which were not rolled over. You should not increase your basis in your units by deferred sales charges or organizational expenses or by any portion of the Creation and Development Fee. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already have been deducted. Your basis for securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed securities.

EXPENSES

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses (including the applicable portion of the Creation and Development Fee), but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount currently $128,950 ($64,475 for a married person filing separately).

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to 30% withholding tax at a rate of 30% (or a lower applicable treaty rate) on your share of dividends received by the Portfolio. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders of Equity Investor Fund, Select Series, Institutional Holdings Portfolio, 2000 Series A, Defined Asset Funds (the 'Portfolio'):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of March 1, 2000. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of an irrevocable letter of credit deposited for the purchase of securities, as described in the statement of condition, with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of March 1, 2000 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, N.Y.
March 1, 2000

                   STATEMENT OF CONDITION AS OF MARCH 1, 2000

TRUST PROPERTY

Investments--Contracts to purchase Securities(1).........  $         343,745.65
                                                           --------------------
        Total............................................  $         343,745.65
                                                           ====================
LIABILITY AND INTEREST OF HOLDERS
    Reimbursement of Sponsors for organization
     expenses(2).........................................  $             555.55
                                                           --------------------
    Subtotal                                                             555.55
                                                           --------------------
Interest of Holders of 347,217 Units of fractional
  undivided interest outstanding:(3)
  Cost to investors(4)...................................  $         347,182.28
  Gross underwriting commissions and organization
    expenses(5)(2).......................................             (3,992.18)
                                                           --------------------
    Subtotal                                                         343,190.10
                                                           --------------------
        Total............................................  $         343,745.65
                                                           ====================

------------

        (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on February 29, 2000. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by DG Bank, New York Branch, in the amount of $343,863.25 and deposited with the Trustee. The amount of the letter of credit includes $343,745.65 for the purchase of securities.
        (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $1.60 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. If actual organization costs exceed the estimated amount shown above, the Sponsor will pay this excess amount.
        (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.90 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.
        (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on February 29, 2000.
        (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $1.50 per 1,000 Units is payable on June 1, June 15, July 1, 2000 and the 1st day of each month thereafter through February 1, 2001. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to February 1, 2001, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

              Defined
            Asset Funds

-SM-

HAVE QUESTIONS ?                         EQUITY INVESTOR FUND
Request the most                         SELECT SERIES
recent free Information                  INSTITUTIONAL HOLDINGS PORTFOLIO
Supplement that gives more               2000 SERIES A
details about the Fund,                  (A Unit Investment Trust)
by calling:                              ---------------------------------------
The Bank of New York                     This Prospectus does not contain
1-800-221-7771                           complete information about the
                                         investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         333-30442) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-3044).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                  100641RR--3/00